UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 18, 2005

WYETH

        (Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.		07940
(Address of principal executive offices)		(Zip Code)

        Registrant’s telephone number, including area code: 973-660-5000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

            Attached hereto as Exhibit 99 is a press release, dated October 18, 2005, announcing an agreement on the principal terms of a settlement of the U.S. patent infringement litigation between the Company and Teva Pharmaceutical Industries Ltd. which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

           (c)    Exhibits.

           (99)    Press Release, dated October 18, 2005.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005	WYETH
By: /s/ Lawrence V. Stein
Name: Lawrence V. Stein
Title: Senior Vice President and General Counsel
(Duly Authorized Signatory)

EXHIBITS

           (99)    Press Release, dated October 18, 2005.